Prepared by and return to:                  T. Stewart Gibson, Esquire
                                            Battle, Winslow, Scott & Wiley, P.A.
                                            Post Office Box 7100
                                            Rocky Mount, NC 27804-0100

STATE OF NORTH CAROLINA
                                                     MEMORANDUM OF LEASE
COUNTY OF UNION

         THIS MEMORANDUM OF LEASE effective as of this 2nd day of January, 1995, by and between JOHN W. HEARN, BETTY HEARN, AND LILIAN HEARN (hereinafter collectively referred to as "LANDLORD") and OPTOMETRIC EYE CARE CENTER, P.A., a North Carolina professional corporation with its principal offices in Rocky Mount, North Carolina (herein "TENANT").

                              W I T N E S S E T H:

         1. PROPERTY. Landlord Leased to Tenant that certain real property located at Suite A, 1007 Skyway Drive in the town of Monroe, Union County, North Carolina, being a part of that property more particularly described on Exhibit A attached hereto and hereby incorporated by reference.

         2. TERM. The term of this Lease is seven (7) years commencing on January 2, 1995 and ending ion December 31, 2001, with two (2) successive renewal terms of five (5) years each, the second renewal term ending December 31, 2011.

         3. LEASE. This Lease is subject to the more specific Lease Agreement regarding the above described property executed by Landlord and Tenant on January 2, 1995, the provisions of which are hereby incorporated in this memorandum by reference.

         4. OPTION. There exists a right of first refusal option to purchase the property upon which is situate the leased premises, said option in favor of the Tenant expires upon the termination of the Lease.

         This memorandum does not completely summarize the said Lease Agreement and the provisions of the latter shall control both interpretations and conflict between the two writings.

     IN WITNESS WHEREOF, the parties hereto have cause this instrument to be executed in the manner provided by law.



                                     /s/ John W. Hearn             (SEAL)
                                     ------------------------------
                                     John W. Hearn



                                     /s/ Betty Hearn               (SEAL)
                                     ------------------------------
                                     Betty  Hearn


                                     /s/ Lillie Hearn              (SEAL)
                                     ------------------------------
                                     Lillie Hearn


                                     OPTOMETRIC EYE CARE CENTER, P.A.
                                     By: for D. Blair Harrold /s/ Sam Petteway
                                         -------------------------------------
                                               President

     ATTEST:
     /s/ Allan Barker
     ------------------------
              Secretary

     (CORPORATE SEAL)



     NORTH CAROLINA

     Union COUNTY


     I, Emma H. Surratt, a Notary Public for said County and State, do hereby certify that JOHN W. HEARN personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

     Witness my hand and official stamp / seal, this the 2nd day of January, 1995.

(OFFICIAL STAMP / SEAL)                    /s/ Emma H. Surratt
                                           ------------------------------------
                                                        Notary Public



My Commission Expires:  8-9-97

         NORTH CAROLINA
         Union  COUNTY

     I, Emma H. Surratt, a Notary Public for said County and State, do hereby certify that BETTY HEARN personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

     Witness my hand and official stamp / seal, this the 2nd day of January, 1995.

(OFFICIAL STAMP / SEAL)                    /s/ Emma H. Surratt
                                           ------------------------------------
                                                      Notary Public

My Commission Expires:8-9-97


         NORTH CAROLINA
         Union COUNTY


     I, Emma H. Surratt, a Notary Public for said County and State, do hereby certify that LILLIE HEARN personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

     Witness my hand and official stamp / seal, this the 2nd day of January, 1995.

(OFFICIAL STAMP / SEAL)                    /s/ Emma H. Surratt
                                           ------------------------------------
                                                      Notary Public

My Commission Expires:8-9-97


         NORTH CAROLINA

         Union COUNTY

     I, Emma H. Surratt, a Notary Public for said County and state, certify that Allan Barker personally came before me this day and acknowledged that he is Secretary of OPTOMETRIC EYE CARE CENTER, P.A., a corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its President, sealed with its corporate seal, and attested by self as its Secretary.

     Witness my hand and official stamp / seal, this the 2nd day of January, 1995.

(OFFICIAL STAMP/ SEAL)                     /s/ Emma H. Surratt
                                           ------------------------------------
                                                      Notary Public

My Commission Expires:8-9-97

NORTH CAROLINA - Union County

     The foregoing certificate(s) of Emma H. Surratt, Notary Public of Union County, North Carolina is (are) certified to be correct. This instrument was presented for registration and recorded in this office at Book 759 Page 286 this 16th day of January, 1995 at 12:25 o'clock P.M.

JUDY G. PRICE, REGISTER OF DEEDS           By: /s/Bonnie G. Stewart Asst/Deputy

                                                             EXHIBIT A
NORTH CAROLINA
                                                           LEASE AGREEMENT
                                                             (Triple Net)
COUNTY OF UNION

     THIS LEASE AGREEMENT made and entered in this 2nd day of January, 1995 by and between JOHN W. HEARN, BETTY HEARN AND LILIAN HEARN, North Carolina residents hereinafter collectively referred to as "LANDLORD" and OPTOMETRIC EYE CARE CENTER, P.A., a professional corporation with its principal office in Rocky Mount, North Carolina, hereinafter called "TENANT".

                              W I T N E S S E T H :

     IN CONSIDERATION of the rentals hereinafter reserved and the covenants and conditions herein contained, LANDLORD has granted, demised, leased and let, and by these presents does grant, demise, lease, and let unto TENANT, and TENANT takes and hires from LANDLORD, the Premises, more particularly described on the Lease Schedule initialed by the parties and attached hereto as Exhibit A and incorporated herein,

     TO HAVE AND HOLD, the Premises unto TENANT, upon the following terms and conditions:

                                  TERM OF LEASE

     1.1 Initial Term. The initial term of this lease shall be as set forth on the Lease Schedule attached as Exhibit A hereto unless sooner terminated as herein provided.

     1.2 Renewal.

          (a) First Renewal Term. Provided, the TENANT is not in default under any of the terms, covenants and conditions of this lease at the end of the initial term and provided further that TENANT shall give LANDLORD at least sixty (60) days written notice prior to the expiration of the initial term of intent to extend, TENANT shall have the right (if designated on the Lease Schedule attached as Exhibit A) to extend the term of this lease, provided that the rent for such renewal term, if any, shall be in accordance with the provisions of paragraph 2.2 of this lease. Said renewal term shall be referred to herein as the "First Renewal Term".

          (b) Second renewal Term. Provided, the TENANT is not in default under any of the terms, covenants and conditions of this lease at the end of the First Renewal Term and provided further that TENANT shall give LANDLORD at least sixty (60) days written notice prior to the expiration of the First Renewal Term of intent to extend, TENANT shall have the right (if designated on the Lease Schedule attached as Exhibit A) to extend the term of this lease, provided that the rent for such additional renewal term, if any, shall be in accordance with the provisions of paragraph 2.2 of this lease. Said additional renewal term shall be referred to herein as the "Second Renewal Term".

     1.3 Expiration / Termination. The TENANT will deliver and surrender to the LANDLORD possession of the Premises upon expiration or termination of this lease, in as good condition and repair as the same shall be at the commencement of the lease.

                                     RENTAL

     2.1 Initial Term. TENANT shall pay LANDLORD as rent (herein "Base Rent") during the initial term the sum set forth in the Lease Schedule attached as Exhibit A. Except as provided herein, such rent shall be payable at LANDLORD's address for notice as provided hereinbelow, in advance, without demand, in equal monthly installments on the first day of each and every month during the initial term of this lease.

     2.2 Renewal Rent. During the renewal term(s), if any, the TENANT shall pay as rent (herein "Renewal Rent") the sum set forth in the Lease Schedule attached as Exhibit A, said Renewal Rent payable in monthly installments.

All payments of rent during any renewal term shall be due as of the first day of each month.


     2.3 Past Due Rent. In the event the TENANT's rent due hereunder is not paid to the LANDLORD by the TENANT within ten (10) days of the due date, TENANT agrees to pay LANDLORD a late charge of four percent (4%) of the amount due. The TENANT further agrees to pay LANDLORD any cost incurred by LANDLORD in effecting the collection of any past due amounts, including but not limited to attorney's fees.

     2.4 Upfitting by Tenant. Upon delivery of possession of the Premises to the TENANT, TENANT at its cost shall promptly proceed to install such trade fixtures, signage and surfacing lab equipment as specified in Schedule 2.4 attached hereto, and to perform such other work as is necessary or appropriate to prepare the Premises for the opening of the TENANT's business. The TENANT will cause all such work to be with materials of good quality and in a good and workmanlike manner, and in strict conformity with the plans and specifications set forth in Schedule 2.4 which have been approved and initialed by the LANDLORD and TENANT. TENANT's contractors and subcontractors shall provide lien waivers to LANDLORD at LANDLORD's request.

                                 USE OF PREMISES

     3.1 Use. TENANT will not permit the Premises to be used for any immoral or illegal purpose or in a manner which constitutes a nuisance. TENANT will comply with all applicable laws, ordinances, rules, and regulations of any duly constituted public authority relating to its business.

     TENANT will not cause or permit any hazardous or toxic substance to be brought upon, kept or used in or about the Premises by the TENANT, any sublessee, its agents, employees, contractors or invitees, unless same will be used, kept and stored in a manner that complies with federal and state laws regulating any such hazardous or toxic substance.

                            MAINTENANCE / ALTERATIONS

     4.1 Maintenance. TENANT shall at all times keep the interior of the Premises in good order, condition and repair. TENANT shall perform all necessary and normal maintenance and repair to doors, fixtures, equipment, and appurtenances thereof (including lighting, heating and plumbing fixtures, and any air conditioning system serving the Premises). TENANT shall be responsible for all interior painting, replacement of broken damaged glass (unless caused by negligence or willful act of the LANDLORD or its agents) and replacement and maintenance of carpet, tile, floor and wall coverings. TENANT shall be responsible for implementing and maintaining a pest control contract with regard to the Premises. TENANT agrees to sweep and clean, and remove snow and ice from entrances of Premises.

     LANDLORD shall be responsible for maintenance, upkeep and repair of the roof and structural portions of the Premises (i.e. floor slabs, exterior walls), all paved areas (including without limitation driveways, curbs and parking areas including the striping of the same), all downspouts and water collection systems and utility lines, landscaping, loading areas, sidewalks and for the replacement of any complete mechanical system, provided its various component parts cannot be repaired at a reasonable cost (relative to replacement cost) by TENANT. Notwithstanding the foregoing, LANDLORD shall further replace or make any and all repairs to any mechanical system, or major component thereof, (including, without limitation, heating, air conditioning, electrical or plumbing) which repair would cost in excess of thirty percent (30%) of replacement costs.

     4.2 Fixtures. Subject to right of approval in Section 4.3, TENANT may, at its sole expense, install equipment, fixtures or partitions on or in the Premises.

     Upon the termination of this Lease, TENANT shall have the right to remove from the Premises the improvements made by TENANT, including removable partitions, shelving, removable trade fixtures, equipment, furniture, and personal property; provided, TENANT shall reimburse LANDLORD for the cost of repairing any and all damage resulting to the Premises as a result of such removal.

     4.3 Alterations. TENANT, at its expense, may, in good workmanlike manner, make structural or interior alterations to the Premises as it deems necessary in the conduct of its business provided said alterations do not reduce the value of such Premises.

     4.4 Sign. The TENANT shall be responsible for any such required sign permits for facia signage and the cost of said facia signage. All signage shall be in accordance with the appropriate local sign ordinances. All signs placed about the facia of the Premises by the TENANT shall be removed from the Premises by the TENANT upon the expiration of the Lease, and such damages caused by the removal shall be repaired by the TENANT. All signs used in or about the Premises shall be in good taste.

     4.5 Trash. TENANT shall not permit the unsightly accumulation of trash, garbage or debris in the Premises or in the area immediately outside the Premises.

     4.6 Glass. TENANT shall replace, at the expense of TENANT, any and all glass damaged or broken from any cause whatsoever in or about the Premises.

                             UTILITIES AND SERVICES

     5.1 Utilities. TENANT shall procure for its own account and shall pay the cost of all water, gas, electric power and fuel consumed or used in or at the said Premises, including the appropriate deposits as required. LANDLORD shall not be liable to TENANT in damages or otherwise for any interruptions, curtailment, or suspension of utility service.

                                      TAXES

     6.1 Taxes. TENANT shall list and be responsible for payment when due for all taxes and assessments which may be imposed by any governmental body on the TENANT's own equipment, fixtures, inventory or other contents in or upon the Premises.

     TENANT agrees to pay, as additional rent, its proportionate share of all real property taxes and assessments which may be levied or assessed by any lawful authority against the land and improvements on the Property. TENANT shall pay that portion of such taxes equal to the product obtained by multiplying the total taxes by a fraction, the numerator being the square footage area of the leased premises, and the denominator of which shall be the total square footage of all leasable space of the buildings located on the property. LANDLORD will bill the TENANT annually for such real estate taxes accompanied by copies of the appropriate tax bills, computations of the appropriate share thereof of the TENANT, and the LANDLORD's proof of payment of said taxes. The TENANT will remit to the LANDLORD within (30) days TENANT's share of the taxes. For any portion of the aggregate lease term computed from the date hereof covered herein which is less than a full calendar year, the allocation of taxes shall be reduced to limit such charge to a corresponding pro rata portion of such year. This provision shall apply both at the beginning and the end of the lease term.

     "Real Estate Taxes" shall mean any property taxes and assessments imposed by county and/or municipal taxing authorities upon the ownership of the land and improvements upon said land provided the same are due and payable attributable to a period or periods during the term of this lease. Provided, however, "real estate taxes" shall not include any capital levy or special assessment upon the Premises for purposes of permanent public improvements.

                                    INSURANCE

     7.1 Liability Insurance. TENANT shall, during the entire term hereof, keep in full force and effect policies of:

          (a) comprehensive public liability insurance with a contractual liability endorsement covering property damage, death and personal injury with respect to the Premises, the entrance and walk area in front of the Premises, and the business operated by TENANT and any subtenants of TENANT in the Premises in which the limits of public liability shall not be less than $500,000 per occurrence and $1,000,000 aggregate and in which the property damage liability shall not be less than $500,000.

          (b) all risks, property insurance (in an adequate amount) to cover the full replacement value of all personal property, inventory, trade fixtures, furnishings, equipment, alterations, leasehold improvements and betterments and all other items located or placed in the Premises by the TENANT.

          (c) workman's compensation insurance covering all persons employed, directly or indirectly, by the TENANT as required by the laws of the State of North Carolina.

     The aforesaid policies, excepting the workman's compensation, shall name LANDLORD, any person, firms or corporations designated by LANDLORD, and TENANT as insured, and shall contain a clause that the insurer will not cancel or change the insurance without first giving the LANDLORD thirty (30) days prior written notice. At the LANDLORD's request, a copy of the policy or a certificate of insurance shall be delivered to LANDLORD.

     7.2 Fire and Extended Coverage Insurance. In addition to the insurance in which TENANT is required to maintain pursuant to this Lease, TENANT agrees to pay to LANDLORD promptly upon receipt of invoices from LANDLORD that portion of the total premium paid by LANDLORD for fire, extended coverage and rental insurance (including so-called "extended coverage and/or all risk endorsement") upon LANDLORD's buildings and improvements which bears the same ratio to the total premium as the number of squares feet in TENANT's Premises bears to the number of leasable square feet in the buildings upon the Property which are covered by insurance. The amount of fire insurance to be maintained by LANDLORD shall not be less than ninety (90%) and not more than one hundred percent (100%) of the replacement value of LANDLORD's buildings and improvements on the Premises as such value may exist from time to time. LANDLORD will bill the TENANT periodically accompanied by copies of the appropriate bills and computations of the TENANT's proportionate share. TENANT will remit within (20) days any premiums due to LANDLORD for such insurance. A copy of the casualty insurance policy and any renewals or modifications thereof shall be delivered to TENANT.

     TENANT agrees that it will not keep, use, sell or offer for sale in or upon the Premises any article which may be prohibited by the standard form of fire insurance policy.

                        DAMAGE OR DESTRUCTION OF PREMISES

     8.1 Total or Partial Destruction. In the event the Premises are partially damaged by fire or other perils covered by extended coverage insurance, LANDLORD agrees to forthwith repair same, and this Lease shall remain in full force and effect, except that TENANT shall be entitled to a proportionate reduction of the rent from the date of damage and while such repairs are being made, such proportionate reduction to be based upon the portion of the Premises rendered untenantable during repairs.

     In the event the Premises are damaged as a result of fire or other cause thereby rendering the Premises wholly untenantable, then LANDLORD shall have the option: (a) to repair or restore such damage, this lease continuing in full force and effect, but the Base Rent to be proportionately reduced as hereinabove provided or (b) to give notice to TENANT at any time within thirty (30) days after such damage, terminating this Lease as of the date of the damage. Provided, however, the LANDLORD may not elect to terminate this Lease unless the necessary repairs cannot reasonably be made within a period of ninety (90) days or less, or unless the cost of repairing such damage shall equal or exceed sixty percent (60%) of fair replacement value of the Premises immediately prior to such damage (provided this sentence shall not apply if one year or less remain in the Lease term, or of then in a renewal term, the renewal term). In the event of giving such notice, this lease shall expire and all interest of the TENANT in the Premises shall terminate on the date which the Premises were rendered untenantable.

Notwithstanding anything herein to the contrary, in the event the Premises are damaged as result of fire or other cause thereby rendering the Premises wholly untenantable, and upon request of the TENANT to the LANDLORD, the LANDLORD within ten (10) days after such request can not give the TENANT a binding contract from a contractor that the Premises can be repaired within sixty (60) days, barring any contingencies beyond the control of the contractor, then the TENANT shall have the option upon five (5) days notice to the LANDLORD to terminate this Lease.

                                 EMINENT DOMAIN

     9.1 Condemnation. If the whole or any part of the Premises, parking area, or all means of access thereto shall be condemned or sold under threat of condemnation, and such condemnation shall render the Premises unsuitable for the business of the TENANT, TENANT may upon ten (10) days notice to LANDLORD terminate this lease. TENANT shall have no claim against LANDLORD or to any portion of the award in condemnation for the value of any unexpired term of this Lease, but this shall not limit TENANT's right to compensation from the condemning authority for the value of any of TENANT's property taken (other than TENANT's leasehold interest in the Premises).

                              ASSIGNMENT / SUBLEASE

     10.1 Assignment or Subletting. Without the prior written consent of the LANDORD, said consent not to be unreasonably withheld, TENANT will not by operation of law or otherwise, assign, transfer, mortgage, or encumber this lease, or sublet or permit the Premises or any part thereof to be used by others. Notwithstanding any assignment or subLease, TENANT shall remain fully liable on this Lease and shall not be released from performing any terms, covenants and conditions of this Lease.

                                 RIGHT OF ENTRY

     11.1 Right of Entry. LANDLORD, its agents and representatives, shall have the right to enter the Premises upon twenty-four (24) hours notice, except in case of emergencies, for the purpose of inspection of Premises, making repairs, replacements, alterations or additions to Premises, or exhibiting Premises to prospective tenants during the last sixty (60) days of the initial term or any renewal term; and any such entry herein authorized shall not be or constitute an eviction or deprivation of any right conferred hereunder upon TENANT.

                                     DEFAULT

     12.1 Event of Default. If one or more of the following events shall occur, the TENANT shall be in default under the lease:

          (a) any failure of TENANT to pay any rent due, additional rent or other sums hereunder within ten (10) days after written notice by LANDLORD; or

          (b) if TENANT fails to perform any other of the terms, conditions or covenants contained in this lease to be observed or performed by TENANT and such default shall continue for more than thirty (30) days after written notice thereof specifically referring to this Section 12.1(b) shall have been mailed to TENANT, or

          (c) if TENANT shall become bankrupt or insolvent, or file any debtor proceedings, or take or have taken against TENANT in any court pursuant to any statute either of the United States or of any State a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of TENANT's property, or

          (d) if TENANT makes or enters into an assignment or arrangement for the benefit of creditors, or

          (e) if TENANT shall abandon the Premises or suffer the lease to be taken under any writ of execution.

     12.2 Remedies. In the event of default, LANDLORD, without excluding any other right or remedies that it may have, shall have the immediate right of re-entry and may remove all persons and property from the Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of TENANT, all without resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby, excepting claims as may arise due to negligence of LANDLORD. If LANDLORD should elect to re-enter as herein provided or should it take possession pursuant to legal proceedings, it may either terminate this lease, make such alterations and repairs as may be necessary in order to relet the Premises, and relet said Premises for such term and at such rentals and upon such reasonable rents, terms, and conditions under the doctrine of mitigation of damages. In the event of such reletting, all rentals received by LANDLORD shall be applied first, to the payment of any costs and expenses of such reletting, including the expense of alterations and repairs; second, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by LANDLORD and applied in payment of future rent due and unpaid hereunder. If such reletting shall yield rentals insufficient for any month to pay the rent due by TENANT hereunder for that month, TENANT shall be liable to LANDLORD for the deficiency and same shall be paid monthly. LANDLORD shall be entitled to any excess rents collected or reletting over rents reserved herein. No such re-entry or taking possession of Premises by LANDLORD shall be construed as an election to terminate this lease unless a written notice of such intention be given by LANDLORD to TENANT at the time of such re-entry.

     12.3 Subsequent Termination. Notwithstanding any such re-entry and reletting without termination, LANDLORD may at any time thereafter elect to terminate this Lease for such previous breach. Should LANDLORD at any time terminate this Lease for any breach, in addition to any other remedies, it may have, it may recover from TENANT all damages it may incur by reason of such breach, including the cost recovering the Premises, and the present worth (discounted at the legal rate plus 3%) at the time of such termination of the excess, if any, of the amount of rent reserved in this lease for the remainder of the stated term over the then reasonable rental value of the Premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from TENANT to LANDLORD.

     12.4 Waiver. No course of dealing between LANDLORD and TENANT, or any delay on the part of LANDLORD in exercising any rights it may have under this lease, shall operate as a waiver of a prior default or operate as a waiver of any subsequent default or defaults; and no express waiver shall affect any condition, covenant, or term other than the one specified in such waiver and that one only for the time and in the manner specifically stated.

                                 QUIET ENJOYMENT

     13.1 Quiet Enjoyment. LANDLORD covenants that TENANT, upon paying the rent and performing all of its obligations under this lease, shall peacefully and quietly have, hold and enjoy the Premises throughout the initial term and any renewal term, or until this lease is terminated as herein provided.

                                 INDEMNIFICATION

     14.1 Indemnification. Except as may result from LANDLORD's (or its agents) negligent or willful act, TENANT covenants to indemnify and save harmless LANDLORD against any and all claims, losses and expenses arising from the conduct or management of its business upon the Premises or from any work or thing whatsoever done in or about the Premises or the equipment thereof in the course of its business or arising from any act of TENANT or any of its customers, agents, contractors, or employees, or arising from any accident, injury, or damage whatsoever, however caused, to any person or persons, or to the property of any person, persons, corporation or corporations, occurring during the lease on, in, or about the Premises or on or about the designated area and from and against all costs, attorneys' fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon; and in case any such action or proceeding be brought against LANDLORD by reason of any claim. TENANT, on notice from LANDLORD, shall resist or defend such action or proceeding.

                                  HOLDING OVER

     15.1 Holding Over. Any holding over after the expiration of this lease, for whatever reason, shall be construed to created a tenancy from month to month at the rent herein reserved, prorated on a monthly basis, and such tenancy shall otherwise be subject to the terms and conditions set forth in this lease.

                                     NOTICE

     16.1 Notice. All notices required or agreed to be given hereunder by either party shall be in writing and sent postage prepaid, certified or registered mail, return receipt requested to the addresses set forth in the Lease Schedule attached as Exhibit A, as may be changed by written notice in accordance herewith.

                       ESTOPPEL, ATTORNMENT, SUBORDINATION

     17.1 Estoppel Certificate. Within twenty (20) days after request therefor by LANDLORD, or in the event that upon any sale, assignment or hypothecation of the Premises and/or the land thereunder by LANDLORD, an estoppel certificate shall be required from TENANT, TENANT agrees to deliver in recordable form a certificate to any proposed mortgagee or purchaser, or to LANDLORD, certifying that TENANT is in possession of the Premises, has unconditionally accepted the same and is currently paying the rents reserved herein; that this lease is unmodified and in full force and effect (or if there have been modifications, that the lease is in full force and effect as modified and state the modifications) and that there are no defaults by LANDLORD therein and no defenses or offsets thereto, or stating those claimed by TENANT.

     17.2 Attornment/Non-Disturbance/Surbordination. In the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage made or other sale by the Landlord covering the Premises, or in the event of transfer by deed in lieu of foreclosure, or by any other manner, the TENANT shall attorn to the purchaser or transferee upon any such foreclosure or sale or transfer and recognize such purchaser or transferee shall not disturb Tenant's possession so long as TENANT is not in default under the terms of this lease. Subject to the foregoing condition of non-disturbance, the lease will be subordinate to the lien resulting from any other method of financing or refinancing, now or hereafter in force against the land the buildings of which the Premises are a part or upon any buildings hereafter placed upon the land of which the Premises are a part, and to all advances made or hereafter to be made upon the security thereof. This section shall be self-operative and no further instrument of subordination shall be required by any mortgage.

     The TENANT, upon request of any party in interest, shall execute promptly such instruments or certificates to carry out the intent of attornment and subordination and non-disturbance above as shall be reasonably requested by LANDLORD.

                             RIGHT OF FIRST REFUSAL

     18.1 Right of First Refusal. In the event that LANDLORD or any successor in interest to the LANDLORD elects to sell the property on which the Premises is located to any person other than the TENANT, the LANDLORD shall give TENANT written notice of any bona fide offer (and a written copy thereof executed by the offeror it deems acceptable) and TENANT shall have thirty (30) business days from receipt of such notice to notify LANDLORD, or its successor in interest, that TENANT will purchase the Premises on the same terms and conditions set forth in the offer. This right shall continue to exist during the term of this Lease, and any renewal thereof.

                                  MISCELLANEOUS

     19.1 Law/Construction. The laws of the State of North Carolina shall govern the validity, performance and enforcement of this lease. The headings of the several sections and paragraphs contained herein are for convenience only and do not define, limit or construe the contents of such sections and paragraphs.

     19.2 Benefit. The covenants, agreements and obligations herein contained, except as herein otherwise specifically provided, shall extend to, bind and inure to the benefit of the parties hereto and their respective personal representative, heirs, successors and assigns.

     19.3 Exclusive. So long as the TENANT shall not be in default under the terms of this lease, LANDLORD covenants and agrees that the TENANT shall have the sole and exclusive right to conduct an Eye Care Practice upon the property and LANDLORD shall not allow or permit any other TENANT upon the property to conduct an Eye Care Practice in competition with the TENANT. For purposes herein, the term "Eye Care Practice" includes the practice of optometry, ophthalmology, and the provision of optician services, including but not limited to prescribing and interpreting prescriptions, fitting glasses, servicing glasses, prescribing and performing medical treatment for diseases and illnesses of the eyes, fitting frames, compounding and fabricating lens and frames, and any devices used for the correction of vision, and the fitting and retail sale of contact lens, frames, eye wear, solutions and incidentals thereto.

     19.4 Nonwaiver. A waiver of any covenant, term or condition of this lease by either party shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition. The consent or approval by either party to or of any act by the other party requiring such consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act.

     19.5 Recording. Neither party shall record this lease without the written consent of other; provided, however, upon the request of and expense of either party hereto, the other party shall join in the execution of a statutory memorandum of this lease for purposes of recordation.

     19.6 Entire Agreement. This lease contains all of the agreements and conditions made between the parties hereto and be modified or amended only by an agreement in writing signed by all the parties hereto or their respective successors in interest.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease in accordance with law, this the day and year first above written.


                                TENANT:

                                OPTOMETRIC EYE CARE CENTER , P.A.


                                BY: for D. Blair Harrold /s/ Sam Petteway
                                    -------------------------------------------

ATTEST


/s/ Allan Barker
------------------------
Secretary

(CORPORATE SEAL)

                                 LANDLORD:

                                 /s/ John W. Hearn                        (SEAL)
                                 -----------------------------------------
                                 John W. Hearn

                                 /s/ Betty Hearn                          (SEAL)
                                 -----------------------------------------
                                 Betty Hearn

                                 /s/ Lillie Hearn                         (SEAL)
                                 -----------------------------------------
                                 Lillie Hearn

NORTH CAROLINA

COUNTY OF UNION



     I, Emmett Surratt, a Notary Public for said county and state hereby certify that Allan Barker personally came before me this day and acknowledged that he is ___________ Secretary of OPTOMETRIC EYE CARE CENTER, P.A., and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its ________________ President, sealed with its corporate seal and attested by ______________ self as its _________________ Secretary.

     Witness my hand and official stamp/seal, this 2nd day of January, 1995.


     (OFFICIAL STAMP/SEAL)            /s/ Emma H. Surratt
                                      ------------------------------------------
                                      Notary Public



My Commission Expires:
8-9-97



     NORTH CAROLINA

     Union COUNTY



     I, Emma H. Surratt, a Notary Public for said County and State, do hereby certify that JOHN W. HEARN personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

     Witness my hand and official stamp / seal, this the 2nd day of January, 1995.

(OFFICIAL STAMP / SEAL)                    /s/ Emma H. Surratt
                                           ------------------------------------
                                                  Notary Public



My Commission Expires:
8-9-97

         NORTH CAROLINA

         Union COUNTY



     I, Emma H. Surratt, a Notary Public for said County and State, do hereby certify that BETTY HEARN personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

     Witness my hand and official stamp / seal, this the 2nd day of January, 1995.

(OFFICIAL STAMP / SEAL)                    /s/ Emma H. Surratt
                                           ------------------------------------
                                                  Notary Public



My Commission Expires:
8-9-97



         NORTH CAROLINA

         Union  COUNTY



     I, Emma H. Surratt, a Notary Public for said County and State, do hereby certify that LILLIE HEARN personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

     Witness my hand and official stamp / seal, this the 2nd day of January, 1995.

(OFFICIAL STAMP / SEAL)                    /s/ Emma H. Surratt
                                           ------------------------------------
                                                  Notary Public



My Commission Expires:
8-9-97

                                    Exhibit A
                        Lease Schedule to Lease Agreement
                              Dated January 2, 1995

1.  Premises:              Approximately _square feet of space located at 1007 Skyway
                           Drive, Suite A, Monroe, North Carolina, with non-exclusive right of parking and ingress and egress to the Lease
                           premises.

2.  Initial Term:          The term of the Lease shall begin on January 2, 1995 and
                           shall end at midnight on the 31st day of December, 2001.

3.  First Renewal Term:    The Tenant shall have the right to have the option to renew this lease for a term commencing January 1, 2002 and ending on December 31, 2006.

4.  Second Renewal Term:   The Tenant shall have the right to have the option to renew this lease at the expiration of the First Renewal Term for an additional term commencing January 1, 2007 and ending on
                           December 21, 2011.

5.  Base Rent:             The sum of $45,600.00 per year payable in 12 monthly
                           installments of $3,800.00 per month.

6.  Renewal Rent:          The sum of $48,450.00 per year payable in 12 monthly
    (First Renewal Term)   installments of $4,037.50 per month.

7.  Renewal Rent:          The sum of $51,480.00 per year payable in 12 monthly
    (Second Renewal Term)  installments of $4,290.00 per month.

8.  Other Term:            __________________________________________________________

                           __________________________________________________________

                           __________________________________________________________


     IN WITNESS WHEREOF, the parties have executed this Lease Schedule, this the 2nd day of January, 1995.

ADDRESS:                            LANDLORD:


----------------------              /s/ John W. Hearn              (SEAL)

----------------------              --------------------------------
                                    John W. Hearn




----------------------              /s/ Betty Hearn                (SEAL)

----------------------              -------------------------------
                                    Betty Hearn






----------------------              /s/ Lillie Hearn               (SEAL)

----------------------              -------------------------------
                                    Lillie Hearn


                                    TENANT:

                                    OPTOMETRIC EYE CARE CENTER, P.A.
Post Office Box 7189
Rocky Mount, NC 27802               By: for D. Blair Harrold /s/ Sam Petteway
                                       ----------------------------------------

                                    Title:  President            Vice President
                                        ---------------------------------------